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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 15, 2012

                               NOBLE ROMAN'S, INC.
             (Exact name of Registrant as specified in its charter)


          Indiana                     0-11104                  35-1281154
(State or other jurisdiction        (Commission            (I.R.S. Employer
     of incorporation)              File Number)          Identification No.)

      One Virginia Avenue, Suite 300
          Indianapolis, Indiana                                   46204
(Address of principal executive offices)                       (Zip Code)

                                 (317) 634-3377
                (Company's telephone number, including area code)

                                 Not applicable
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02    Departure of Directors or Certain Officers; Election of Directors;
             Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     On June 15, 2012, Mr. James F. Basili resigned as a member of the board of directors of Noble Roman's, Inc. (the "Company"). Mr. Basili indicated that his resignation was due to demands on his time from other business activities.

     Following Mr. Basili's resignation, and pursuant to the unanimous written consent effective as of June 16, 2012, the Company's continuing directors acting by unanimous written consent reduced the number of directors from five to four members.

The Company will post this Form 8-K on its Internet website at www.nobleromans.com. References to the Company's website address are included in this Form 8-K only as inactive textual references and the Company does not intend them to be active links to its website. Information contained on the Company's website does not constitute part of this Form 8-K.


Item 9.01(d) Exhibits

None.












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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 18, 2012

                                           NOBLE ROMAN'S, INC.



                                           By: /s/ Paul W. Mobley
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                                               Paul W. Mobley
                                               Chief Executive Officer and
                                               Chief Financial Officer